                   EXHIBIT 10.59 TO REGISTRATION STATEMENT
                                ON FORM S-1 OF
                           RSL COMMUNICATIONS, LTD.


CONFIDENTIAL INFORMATION OMITTED WHERE INDICATED BY "[*]" AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933


                             SERVICES AGREEMENT

         SERVICES AGREEMENT (this "Agreement"), dated July 23rd, 1997, between RSL COMMUNICATIONS, LTD., a Bermuda corporation ("RSL"), and DELTA THREE, INC., a Delaware corporation ("Delta").

                           W I T N E S S E T H :

         WHEREAS, Delta is a telecommunications provider utilizing the Internet and networks based on Internet Protocols to provide telecommunications services (the "Delta Business");

         WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), among RSL, Delta, Jacob A. Davidson, Pioneer Management Corporation, LLC and Elie C. Wurtman, RSL has purchased from Delta, and Delta has sold to RSL, 4,201,734 shares of the common stock of Delta (the "Common Stock");

         WHEREAS, in connection with the purchase and sale of the Common Stock, and as additional consideration for the Common Stock, RSL (together with its direct and indirect subsidiaries, hereinafter referred to as "RSL") has agreed to provide to Delta certain services in connection with the Delta Business and Delta has agreed to provide certain services to RSL.

         NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

                                 ARTICLE I

                                    Term

         Section 1.01. Term. The term of this Agreement shall commence on the date hereof and shall continue for a term of three years, unless terminated earlier in accordance with the provisions of this Agreement (the "Term"); provided, however, that RSL may elect to terminate this Agreement at any time from and after the time it holds less than twenty-five percent (25%) of Delta's Common Stock. Upon termination of the initial three year Term, the Term shall be automatically extended for additional one year periods unless either party notifies the other of its intent not to extend the Term by giving written notice at least 30 days prior to the end of the initial term or any extended term.

                                 ARTICLE II

                         Office and Equipment Space

          Section 2.01. Office Space. (a) If Delta requires office space for certain of its employees to conduct the Delta Business in a location where, at such time, RSL maintains an office, Delta shall give written notice to RSL specifying the office location and the amount of space therein required by Delta. Upon receipt of such written notice, RSL shall use its reasonable efforts to provide the requested office space to Delta for such employees; provided, however, that in no event shall RSL be obligated to provide Delta with office space for more than that required by the full-time employment of two individuals; and provided further that, notwithstanding anything contained herein to the contrary, RSL shall have the right, in its sole and absolute discretion, to elect not to provide Delta with office space in any or all locations in Latin America in which RSL now or hereafter maintains an office. Any such office space provided by RSL to Delta shall be provided without charge and shall be shared in accordance with such reasonable procedures for sharing such office space as they shall establish.

                  (b) Notwithstanding anything contained herein to the contrary, RSL may, in its sole and absolute discretion, vacate all or any of its present or acquired office space, whether or not Delta occupies a portion of such office space at such time, and relocate to any other location without such action by RSL being deemed a breach of this Agreement. In the event that RSL relocates any of its operations to a new office space or obtains additional office space, it shall notify Delta of the existence of the new location, and Delta shall have the right to request a portion of such office space in accordance with the provisions of paragraph (a) of this Section 2.01.

         Section 2.02. Equipment Space. (a) RSL shall provide Delta with access to each location in which RSL has use of international gateway switches, whether owned or leased from, or, if such access does not violate any joint venture agreement, operated in joint venture with, third parties (collectively, the "Switches"), as soon as reasonably practicable after receiving a written request therefor as to each location, in order to permit Delta to colocate the servers used by Delta in connection with the Delta Business (the "Delta Servers") and four of Delta's 19- inch standard telco racks with RSL's Switches; provided that with respect to RSL's Switches located in New York and in RSL's main European hub, RSL shall provide Delta with sufficient access to such locations in order to permit Delta to maintain ten 19-inch standard telco racks for the Delta Servers (collectively, the "Equipment Space"); and provided further that, notwithstanding anything contained herein to the contrary, RSL shall have the right, in its sole and absolute discretion, to elect not to provide Delta with access to Switches located in Latin America.

RSL shall provide the Equipment Space to Delta without charge; provided, however, that all costs and expenses associated with Internet, frame relay and dedicated line connectivity, as well as any other direct costs or expenses incurred by RSL in connection with the Delta Business, shall be payable by Delta. RSL and Delta shall share the Equipment Space in accordance with such reasonable procedures for the sharing of such space as RSL and Delta shall determine.

                  (b) Notwithstanding anything contained herein to the contrary, RSL may, in its sole and absolute discretion, relocate its Switches, whether or not Delta occupies Equipment Space at the original location of such Switches at the time of such relocation, without such action by RSL being deemed a breach of this Agreement, and Delta will immediately remove its equipment from the Equipment Space. In the event that RSL relocates any of its Switches to a new location or obtains additional Switches, it shall notify Delta of the existence of the new location or the new Switches, and Delta shall have the right to request access to such new location or to the location of any such new Switch in accordance with the provisions of paragraph (a) of this Section 2.02.

         Section 2.03. Conflicts. Notwithstanding anything contained herein to the contrary, RSL shall not be obligated to provide any office space, Equipment Space or other services pursuant to this Article II if any of RSL's current or future strategic partners objects, at any time or from time to time, to RSL providing such office space, Equipment Space or other services to Delta; provided that RSL shall use its reasonable efforts to encourage such strategic partner to permit RSL to provide such office space, Equipment Space or other services to Delta.

                                ARTICLE III

                          Services Provided by RSL

         Section 3.01. Connectivity. RSL shall make reasonable efforts to assist Delta in obtaining Internet, frame relay and dedicated line connectivity from third parties in each country where RSL Switches are colocated with Delta Servers for the maintenance of the Delta Business; provided, however, that Delta shall be solely responsible for any obligations incurred in connection with such services, including the obligations incurred in obtaining such services.

         Section 3.02. Traffic Termination. (a) RSL shall provide to Delta "Termination Service" (as hereinafter defined) for Delta's domestic inbound telephone traffic in each country in which (i) RSL has contracted to receive such services in the ordinary course of its business (the "Domestic Inbound

Termination Service") and (ii) Delta Servers are colocated with RSL Switches. For the purposes of this Agreement, "Termination Services" shall mean the termination of voice telephone traffic which originates from the global network utilized by Delta in conducting the Delta Business (the "Delta Global Network"). The Domestic Inbound Termination Service shall be made available to Delta by RSL at [*].

                  (b) RSL shall provide to Delta Termination Services for Delta's international outbound telephone traffic in each originating country that Delta Servers are colocated with RSL Switches (the "International Outbound Termination Service"). The International Outbound Termination Service shall be made available to Delta by RSL at [*].

         Section 3.03. Traffic Origination. Within a country where Delta Servers are colocated with RSL Switches, RSL will use its best efforts to assist Delta in obtaining services, including toll-free services, from local third parties which shall provide Delta's customers with the ability to "access" the Delta Servers at [*]; provided, however, that Delta shall be solely responsible for any obligations incurred in connection with such services, including the obligations incurred in obtaining such services.

         Section 3.04. Use of RSL Switches and RSL Prepaid Calling Card Platforms. (a) In each location where a Delta Server is colocated with an RSL Switch, RSL shall, during the Term, provide Delta with the use of an RSL Switch to connect to Delta's carrier customers at a charge of [*] per minute; provided that Delta shall be charged for the use of each switch port connection provided by RSL to such carrier customers for a minimum of [*] minutes per month whether or not such level of usage has been achieved. RSL shall, at Delta's written request, provide such carrier customers with billing and other similar customer-related services which are comparable to the services provided to RSL's customers in the ordinary course of RSL's business (the "Fulfillment Services") at a charge of [*] per minute of carrier traffic usage.

                  (b) In each location in which a Delta Server is colocated with an RSL Switch, RSL shall provide Delta with access to, and the use of, its prepaid calling platforms for Delta's prepaid calling cards at a charge of [*] per minute of traffic usage. RSL shall also provide Delta with such customer-related services which are comparable to the prepaid calling services provided by RSL to its prepaid calling card customers in the ordinary course of conducting that business (the "Prepaid Services"), at a charge of [*] per minute of traffic usage. Delta shall be charged for the use of RSL's prepaid calling platforms for a minimum of (i) [*] minutes for the first full

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the Commission.

calendar month after the date hereof, (ii) [*] minutes for the second full calendar month after the date hereof, (iii) [*] minutes for the third full calendar month after the date hereof and (iv) [*] minutes for each month thereafter, whether or not such level of usage has been achieved.

         Section 3.05. Procedures. The services to be provided by RSL in accordance with this Article III shall be provided to Delta in accordance with reasonable procedures for operation to be agreed upon between RSL's engineers and Delta within sixty (60) days from the date hereof.

         Section 3.06. Conflicts. Notwithstanding anything contained herein to the contrary, RSL shall not be obligated to provide any services pursuant to this Article III if any of RSL's current or future strategic partners objects, at any time or from time to time, to RSL providing such services to Delta; provided that RSL shall use its reasonable efforts to encourage such strategic partner to permit RSL to provide such services to Delta.

                                 ARTICLE IV

                         Services Provided by Delta

         Section 4.01. Internet Telephony Services. Delta shall, at RSL's direction, provide RSL with Internet telephony services and facilities (the "Internet Telephony Services") necessary to route RSL's international telecommunications traffic between all originations and destinations now or hereafter serviced by Delta (each a "Route"); provided that the Internet Telephony Services shall be provided to RSL in accordance with reasonable procedures for operation and quality to be agreed upon between RSL's engineers and Delta within sixty (60) days from the date hereof; and provided further that Delta shall not be obligated to provide RSL with more than [*] of the capacity on Delta's Global Network. With respect to each of Delta's Routes, Delta shall make the Internet Telephony Services available to RSL at a discount of [*] from the cheapest rate otherwise payable by RSL COM U.S.A., Inc., a Delaware Corporation and an indirect subsidiary of RSL to be "least cost routing for standard quality," as shown in the table attached hereto as Exhibit A (which rates shall be reviewed, and modified as necessary, in the ordinary course of RSL's business every forty-five (45) days during the term in accordance with RSL's customary procedures); provided, however, that, in the event Delta is unable to maintain a gross profit level of [*] in providing the Internet Telephony Services to RSL with respect to any Route, the rates payable by RSL shall be increased in an amount necessary to permit Delta to achieve a gross profit equal to [*] (it being understood that, in

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the Commission.

determining Delta's gross profit level, the cost to Delta of providing the Internet Telephony Services to RSL shall mean the effective cost to Delta of providing such services taking into account the effect of any of Delta's joint venture, partnership or other arrangements); and provided further that at no time shall the rates payable by RSL for the Internet Telephony Services provided by Delta with respect to any Route be greater than (i) [*] of the rates otherwise payable by RSL for services considered by RSL to be "least cost routing for standard quality" or (ii) [*] of the rates payable by other carriers to Delta for Internet Telephony Services to the same destination.

                                 ARTICLE V

                            Operating Procedures

        Section 5.01. Establishing Operating Procedures. The parties hereto agree to use their reasonable efforts to establish reasonable procedures within sixty (60) days from the date hereof for the provision of the services provided hereunder. Such procedures shall specify, among other things, the operation and quality of such services and the submission, and completion, of service orders and shall materially comply with procedures that are customary in the telecommunications industry and currently in use by RSL and Delta, as the case may be.

                                 ARTICLE VI

                            Entering New Markets

         Section 6.01. Notice to RSL. In the event that Delta desires to commence operating the Delta Business in a jurisdiction in which it currently does not conduct such business (a "New Location"), then Delta shall provide RSL with written notice (the "New Location Notice") at least ninety (90) days prior to the anticipated commencement of such operations specifying in reasonable detail Delta's business plan with respect to such New Location. Within sixty (60) days after receipt of the New Location Notice, RSL shall decide, in its sole and absolute discretion, whether or how Delta may operate the Delta Business in the New Location. In the event that RSL determines, in its sole and absolute discretion, that Delta may not operate the Delta Business in the New Location, Delta shall be prohibited from providing any service other than Termination Services in the New Location. Delta acknowledges and agrees that the provisions of this
Section 6.01 shall be binding and enforceable against Delta regardless of any conflict of interest that may influence RSL's decision not to permit Delta to operate the Delta Business in such New Location. Notwithstanding anything contained herein to the contrary, if any of RSL's

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately with the Commission.

current or future strategic partners objects, at any time or from time to time, to either Delta operating the Delta Business in a New Location or the manner in which Delta is operating the Delta Business in such New Location, Delta shall, upon receiving written notice from RSL, discontinue operating the Delta Business in such New Location or in such manner, as the case may be; provided that RSL shall use its reasonable efforts to encourage such strategic partner to permit

Delta to operate the Delta Business in such New Location or in such manner, as the case may be.

                                ARTICLE VII

                                  Payments

         Section 7.01. Service Charges. (a) As soon as practicable after the end of each calendar month during the Term, RSL shall provide Delta with an invoice detailing the amounts to be paid by Delta in connection with the services provided to Delta hereunder.

                  (b) As soon as practicable after the end of each calendar month during the Term, Delta shall provide RSL with an invoice detailing the amounts to be paid by RSL in connection with the services provided to RSL hereunder.

         Section 7.02. Payments Due; Late Payment Charges. Amounts due hereunder shall be paid within thirty (30) days of receipt of the invoice therefor. Any undisputed amount due hereunder not paid within thirty (30) days of receipt of the invoice therefor shall accrue interest from the date such amount was due at the rate of ten percent (10%) per annum, compounded daily.

         Section 7.03. Disputed Payments. If a dispute arises in good faith with respect to any amount due hereunder, the recipient of the services which are the basis for such dispute shall pay when due the undisputed portion of such amount, if any, and, if the dispute is resolved in the service provider's favor, promptly pay the disputed portion (or applicable part thereof) when the dispute is resolved without the applicable late payment charge otherwise incurred in connection with Section 7.02.

         Section 7.04. Currency. All invoices hereunder shall be rendered, and all payments hereunder shall be made, in U.S. Dollars.

                                 ARTICLE VIII

                                  Termination

         Section 8.01. Termination for Cause. In the event that (i) either RSL or Delta materially breaches any of its duties or obligations hereunder or (ii) a party to the Stock Purchase Agreement or any agreement, certificate or other instrument or document delivered in accordance therewith materially breaches any of its obligations under the Stock Purchase Agreement or any agreement, certificate or other instrument or document delivered in accordance therewith, which breach shall not be cured within ten (10) days after written notice is given to the breaching party specifying the breach, then either RSL or Delta, as the case may be, may, by giving written notice thereof to the other, terminate this Agreement as of a date specified in such notice of termination, which date shall be no earlier than ten (10) days after the date of such notice.


         Section 8.02. Termination for Bankruptcy. In the event of the Bankruptcy (as hereinafter defined) of either RSL or Delta, then the non-bankrupt party may, by written notice thereof to the party in Bankruptcy, terminate this Agreement as of a date specified in such notice of termination, which date shall be no earlier than ten (10) days after the date of such notice. For the purposes of this Agreement, "Bankruptcy" shall mean the happening of any of the following: (i) the filing of an application for, or a consent to, the appointment of a trustee for all or substantially all of the relevant party's assets, (ii) the filing of a voluntary petition in bankruptcy, or the filing of a pleading in any court of record admitting in writing the relevant party's inability to pay its debts generally as they come due, (iii) the making of a general assignment for the benefit of creditors, (iv) the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating the relevant party a bankrupt, or appointing a trustee of all or substantially all of such party's assets unless such order, judgment or decree is vacated or stayed on appeal within thirty (30) days or (v) the filing of an involuntary case or other proceeding against the relevant party seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, which case or proceeding shall not have been dismissed within sixty days after filing.

         Section 8.03. Effect of Termination. In the event of the termination of this Agreement, all rights and obligations of RSL and Delta shall terminate as of the effective date of such termination, except that
(i) such termination shall not constitute a waiver of any rights that either RSL or Delta may have by reason of a breach of this Agreement, (ii) such termination shall not constitute a waiver of any right to receive payments that are due and owing pursuant to Article VII and (iii) the provisions of Article X shall continue in full force and effect.

                                  ARTICLE IX

                              Limited Warranty

         Section 9.01. Disclaimer of General Warranty by RSL. RSL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE SERVICES PROVIDED HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE.

         Section 9.02. Disclaimer of General Warranty by Delta. DELTA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE SERVICES PROVIDED HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE.

                                 ARTICLE X

                              Confidentiality


         Section 10.01. Confidentiality. RSL and Delta each agree that for the longest period permitted by law each shall hold in strictest confidence and, without the prior written approval of the other party hereto, not to use for their own benefit or the benefit of any party other than the other party hereto, or disclose to any person, firm or corporation other than such party (other than as required by law) any confidential proprietary information concerning the business and affairs of the other party hereto; provided, however, that the foregoing limitations and restrictions shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by the directors, officers, shareholders, partners, affiliates, employees, agents or advisors of RSL or Delta, as the case may be, or (ii) is or becomes available to RSL or Delta on a non-confidential basis from a source other than the other party hereto or any of its advisors, agents or affiliates, provided that such source is not known by RSL or Delta, as the case may be, to be bound by a confidentiality agreement with or other obligation of secrecy to the other party hereto. Each of RSL and Delta recognize that the absence of a time limitation in this Section 10.01 is reasonable and properly required for the protection of the other party hereto and in the event that the absence of such limitation is deemed to be unreasonable by a court of competent jurisdiction, RSL and Delta each agree and submit to the imposition of such a limitation as said court shall deem reasonable.

         Section 10.02. Equitable Remedies. RSL and Delta each specifically recognize that any breach of Section 10.01 will cause irreparable injury to the other party hereto and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), each of RSL and Delta agrees that in the event of any such breach, the other party hereto shall be entitled to injunctive relief in addition to such other legal and equitable remedies that may be available. In addition, RSL and Delta each agree that the provisions of Section 10.01 shall be considered separate and apart from the remaining provisions of this Agreement and shall be enforced as such.

                                 ARTICLE XI

                               Miscellaneous

         Section 11.01. Further Assurances. Each party will, at any time and from time to time after the date hereof, upon the request of the other, do, execute, acknowledge and deliver, or shall cause to be done, executed, acknowledged and delivered, all such other instruments as may be reasonably required in connection with the performance of this Agreement and each shall take all such further actions as may be reasonably required to carry out or further effect the transactions contemplated by this Agreement. Upon request, Delta and RSL will cooperate, and will use their respective best efforts to have their respective officers, directors and other employees cooperate, at the requesting parties' expense, during and after the Term in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes involving Delta and/or RSL.

         Section 11.02. Survival of Representations. All statements, certifications, indemnifications, representations and warranties made by the parties to this Agreement in this Agreement or in any certificate or list delivered pursuant hereto, and their respective obligations to be performed pursuant to the terms hereof and thereof, shall survive the Term notwithstanding (a) any examination or audit by or on behalf of any party hereto and (b) any notice of a breach or of a failure to perform not waived in writing.

         Section 11.03. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by private courier,
(ii) when actually delivered by registered or certified United States mail, return receipt requested and postage prepaid or (iii) when sent by telecopy

(provided, that, it is simultaneously electronically confirmed), addressed as follows:

         If to Delta:

                           c/o Delta Three Israel Ltd.
                           Jerusalem Technology Park
                           P.O. Box 48265
                           Jerusalem
                           96951 Israel
                           Fax No.:  972-2-679-7366
                           Attention: Elie Wurtman

         with a copy to:

                           Wolf Haldenstein Adler Freeman & Herz LLP
                           270 Madison Avenue
                           New York, New York 10016
                           Fax No.: (212) 686-0114
                           Attention: Mark Silverstein, Esq.

         If to RSL:

                           c/o RSL Communications, N. America, Inc.
                           767 Fifth Avenue
                           Suite 4300
                           New York, NY  10153
                           Fax No.: (212) 317-0600
                           Attention: Avery S. Fischer, Esq.


         with a copy to:

                           Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York 10022-2585
                           Fax No.: (212) 940-8776
                           Attention: Robert L. Kohl, Esq.

or to such other address as such party may indicate by a notice delivered to the other party hereto pursuant to the terms hereof.

         Section 11.04. No Modification Except in Writing. This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be charged and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         Section 11.05. Entire Agreement. This Agreement and all other documents to be delivered in connection herewith set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them.

         Section 11.06. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         Section 11.07. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by Delta without the prior written consent of RSL. RSL may assign this Agreement to any affiliate of RSL or in connection with a merger or consolidation of RSL or a sale of all or substantially all of RSL's business. Except as provided in the preceding sentence, this Agreement may not be assigned by RSL without the prior written consent of Delta.

         Section 11.08. Publicity; Announcements. Except to the extent required by law, all publicity related to the transactions contemplated hereby shall be subject to the mutual approval of the parties hereto and, except as otherwise may be required by law, no public announcement of any of the transactions contemplated hereby will be made by either party hereto without the prior written consent of the other party hereto.

         Section 11.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof. For purposes of this Agreement, each party hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York, sitting in New York County, and the courts of the United States for the Southern District of New York. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and the right to object, with respect to any such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. In any such suit, action or proceeding, each party waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail, addressed to such party at its address set forth in Section 11.03. Each party agrees that a final non-appealable judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding.

         Section 11.10. Captions. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

         Section 11.11. Interpretation. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons referred to may require.

         Section 11.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                     RSL COMMUNICATIONS, LTD.

                                                     By /s/ Itzhak Fisher
                                                        ---------------------
                                                        Name:
                                                        Title:

                                                     DELTA THREE, INC.

                                                     By /s/ Elie C. Wurtman
                                                        ---------------------
                                                        Name:
                                                        Title:

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Afghanistan                [*]       93     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Albania                    [*]      355     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Algeria                    [*]      213     [*]   [*]   [*]   [*]   [*]   [*]   [*]
American Samoa             [*]      684     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Andorra                    [*]      376     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Angola                     [*]      244     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Anguilla                   [*]      1264    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Antarctica C&S             [*]      6721    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Antigua & Barbuda          [*]      1268    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Argentina                  [*]       54     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Argentina - Buenos Aires   [*]      54-1    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Armenia                    [*]      374     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Aruba                      [*]      297     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Ascension Is               [*]      247     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Australia                  [*]       61     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Australia - Sydney         [*]      61-2    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Austria                    [*]       43     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Austria - Vienna           [*]      43-1    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Azerbaijani Rep            [*]      994     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bahamas                    [*]      1242    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bahrain                    [*]      973     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bangladesh                 [*]      880     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Barbados                   [*]      1246    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Belarus                    [*]      375     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Belgium                    [*]       32     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Belgium - Antwerp          [*]      32-3    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Belgium - Brussels         [*]      32-2    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Belize                     [*]      501     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Benin                      [*]      229     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bermuda                    [*]      1441    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bhutan                     [*]      975     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bolivia                    [*]      591     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bosnia                     [*]      387     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Botswana                   [*]      267     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
Afghanistan                 Cherry    Star    Wiltel     UK      Ladia     UCN      IDT
Albania                     Cherry   T'globe  Startec    UCN      NOR      UK       CTS
Algeria                    T'globe   Cherry     PGE    Startec    UNI      UK      Tresc
American Samoa              TotTel     ACC      CTS     Star    T'globe    UCN    Sprint
Andorra                     Cherry     UNI     Telco     UCN     Ladia     ACC    Wiltel
Angola                      Cherry     UNI      ATI      UCN     Star      ACC     Ladia
Anguilla                    Ladia     Tresc    Telco    FCom      ATI      UK       UCN
Antarctica C&S                UK       IDT    Cherry     UCN      CTS     Ladia   Primus
Antigua & Barbuda           Tresc     Ladia     ACC     FCom      CTS    Sprint     ATI
Argentina                    IDT     Primus   Sprint     CTS     FCom      UCN    T'globe
Argentina - Buenos Aires     IDT       UCN    Primus   Sprint     CTS     FCom    T'globe
Armenia                     Cherry   Primus    Star      ATI     Ladia   T'globe    UCN
Aruba                        ATI       ACC     Star     Ladia    FCom      UCN    T'globe
Ascension Is                 NOR       UCN      UK     Cherry   T'globe    CTS     FCom
Australia                    PGE       LCI    Cherry     CTS     Star    Primus    FCom
Australia - Sydney           PGE       LCI    Cherry     CTS     Star    Primus    FCom
Austria                      LCI     Primus   T'globe   Star     FCom      CTS    Sprint
Austria - Vienna             UNI       LCI    Primus   T'globe   Star     FCom      CTS
Azerbaijani Rep             Wiltel   Cherry    Ladia    Telco   Startec   Star      IDT
Bahamas                      Fonor     ACC    T'globe   FCom     Ladia    Star      ATI
Bahrain                     Cherry     UCN      CTS    Primus     ATI      ACC      UK
Bangladesh                  Ladia      UCN    Startec    IDT    Primus    FCom     Tresc
Barbados                     ATI      Ladia    Tresc     IDT    T'globe  Sprint     UCN
Belarus                     Cherry     ATI    T'globe    NOR      SWE     FCom      UCN
Belgium                     Cherry    D'Net     CTS      LCI      UCN      ATI     Ladia
Belgium - Antwerp           Cherry    D'Net     CTS      LCI      UCN      ATI     Ladia
Belgium - Brussels          Cherry    D'Net     CTS      LCI      UCN      ATI     Ladia
Belize                      Cherry   Primus   Wiltel     IDT     FCom    T'globe    UCN
Benin                       Tresc      IDT    Cherry   Primus     NOR      UCN    T'globe
Bermuda                     Primus   T'globe    ACC     Fonor    Star     FCom      UCN
Bhutan                     T'globe    FCom     Ladia     UK     Startec    UCN    Cherry
Bolivia                      MCI     Cherry     ATI     Fonor     UCN     ComT    T'globe
Bosnia                     T'globe     UCN     D'Net   Cherry    Ladia    Tresc     NOR
Botswana                    Q'Tel      UNI    Startec  T'globe  Cherry    Star      UCN

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                1

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Brazil                     [*]       55     [*]   [*]   [*]   [*]   [*]   [*]   [*]
British Virgin Islands     [*]      1284    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Brunei                     [*]       673    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Bulgaria                   [*]       359    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Burkina Coast              [*]       226    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Burundi                    [*]       257    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cambodia                   [*]       855    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cameroon                   [*]       237    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada                     [*]        1     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Alberta           [*]      1-403   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - British Columbia  [*]      1-604   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Manitoba          [*]      1-204   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Montreal          [*]      1-514   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Newfoundland      [*]      1-709   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - New Brunswick     [*]      1-506   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Nova Scotia       [*]      1-902   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Ontario           [*]      1-519   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Ontario           [*]      1-705   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Ontario           [*]      1-807   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Ontario           [*]      1-905   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Ottawa            [*]      1-613   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Quebec            [*]      1-418   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Quebec            [*]      1-819   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Saskatchewan      [*]      1-306   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Canada - Toronto           [*]      1-416   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cape Verde                 [*]       238    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cayman Isl                 [*]      1345    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Centr Afr Rep              [*]       236    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Chad                       [*]       235    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Chile                      [*]        56    [*]   [*]   [*]   [*]   [*]   [*]   [*]
China                      [*]        86    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Christmas Isl              [*]       6724   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cocos Isl                  [*]       6722   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Colombia                   [*]        57    [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                            RC1      RC2      RC3       RC4     RC5      RC6      RC7
- -------------------------       --------  -------  -------   ------- -------  -------  -------
Brazil                           T'globe    Star     ATI     Sprint  Startec    FCom     IDT
British Virgin Islands             ACC     Tresc     Star    Primus    CTS      UCN    T'globe
Brunei                            Cherry   Primus   Ladia     CTS      UCN    Startec     UK
Bulgaria                          Cherry  T'globe    UCN      ATI      NOR      FCom     SWE
Burkina Coast                      IDT     Cherry  T'globe    UCN      FCom    Primus   Wiltel
Burundi                          T'globe   Ladia     UCN      PGE      Star     CTS     Telco
Cambodia                           CTS      Star     ATI     Ladia    TotTel  T'globe    FCom
Cameroon                         T'globe   Primus  Cherry    Ladia     FCom   Startec    ATI
Canada                             ComT     CTS      Star    Cherry    ACC     Primus   Wiltel
Canada - Alberta                   ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - British Columbia          ComT     CTS      Star     ACC      Primus  Wiltel   Fonor
Canada - Manitoba                  ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - Montreal                  ACC     Fonor     ComT     CTS      Star    Cherry    FCom
Canada - Newfoundland              ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - New Brunswick             ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - Nova Scotia               ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - Ontario                   ACC      ComT     CTS      Star    Cherry    FCom    Primus
Canada - Ontario                   ACC      ComT     CTS      Star     FCom    Cherry   Primus
Canada - Ontario                   ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - Ontario                   ACC      ComT     CTS      Star    Cherry    FCom    Primus
Canada - Ottawa                    ComT     ACC      CTS      Star    Cherry    FCom    Primus
Canada - Quebec                    ACC      ComT     CTS      Star    Cherry   Primus   Wiltel
Canada - Quebec                    ComT     CTS      Star     ACC     Cherry   Primus   Wiltel
Canada - Saskatchewan              ComT     CTS      Star    Primus   Wiltel   Fonor     UCN
Canada - Toronto                   ACC     Fonor     CTS      ComT     Star    Cherry    FCom
Cape Verde                        Sprint    IDT    T'globe    Star     ATI     Ladia     CTS
Cayman Isl                         ACC     Tresc   T'globe   D'Net    Primus    FCom     CTS
Centr Afr Rep                      UCN    Startec    PGE      ACC      FCom    Ladia   T'globe
Chad                               ATI     Cherry  Startec   Tresc     UCN       UK      Star
Chile                              Star    Tresc     PGE      UCN     Primus   Cherry    IDT
China                              Star    Cherry   Ladia     IDT      FCom     UCN       UK
Christmas Isl                       UK      CTS     Cherry    UCN     Telco    Ladia     Star
Cocos Isl                           UK      CTS     Cherry    UCN      Star     SWE     Telco
Colombia                          Delta3    UCN      Star     ATI     Tresc     FCom    Primus

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the Commission.

7/11/97                                2

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Colombia - Barranquilla    [*]     57-53    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Colombia - Bogota          [*]      57-1    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Colombia - Cali            [*]      57-2    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Colombia - Medellin        [*]      57-4    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Colombia - Pareira         [*]     57-63    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Comoros                    [*]     26971    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Congo                      [*]      242     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cook Islands               [*]      682     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Costa Rica                 [*]      506     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Croatia                    [*]      385     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cuba                       [*]       53     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Cyprus                     [*]      357     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Czech Rep                  [*]      420     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Denmark                    [*]       45     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Diego Garcia               [*]      246     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Djibouti                   [*]      253     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Dominica                   [*]      1767    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Dominican Rep              [*]    1809220   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Ecuador                    [*]      593     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Egypt                      [*]       20     [*]   [*]   [*]   [*]   [*]   [*]   [*]
El Salvador                [*]      503     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Equatorial Guinea          [*]      240     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Eritrea                    [*]      291     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Estonia                    [*]      372     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Ethiopia                   [*]      251     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Faeroe Islands             [*]      298     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Falkland Islands           [*]      500     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Fiji Islands               [*]      679     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Finland                    [*]      358     [*]   [*]   [*]   [*]   [*]   [*]   [*]
France                     [*]       33     [*]   [*]   [*]   [*]   [*]   [*]   [*]
France - Nice              [*]      33-4    [*]   [*]   [*]   [*]   [*]   [*]   [*]
France - Paris             [*]      33-1    [*]   [*]   [*]   [*]   [*]   [*]   [*]
French Antilles            [*]      596     [*]   [*]   [*]   [*]   [*]   [*]   [*]
French Guiana              [*]      594     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
Colombia - Barranquilla      Delta3    IDT      UCN      Star     ATI     Tresc     FCom
Colombia - Bogota            Delta3    IDT      UCN     Tresc     Star     ATI    Startec
Colombia - Cali              Delta3    IDT      UCN      Star     ATI     Tresc     FCom
Colombia - Medellin          Delta3    ATI      Star   Startec    IDT      UCN     Tresc
Colombia - Pareira           Delta3    UCN      Star     ATI     Tresc     FCom    Primus
Comoros                      Ladia     UCN    T'globe   Cherry    ATI     D'Net     CTS
Congo                       T'globe    UCN      CTS     Cherry  Startec    Star     IDT
Cook Islands                T'globe   Cherry    ATI       UK      UCN      PGE     Ladia
Costa Rica                  T'globe   Tresc    Cherry   Primus   Sprint    FCom     ATI
Croatia                     T'globe    NOR      SWE     Cherry    FCom     Star     ATI
Cuba                         Cherry  Startec    ATI      CTS      FCom     IDT      Star
Cyprus                        NOR      SWE     Ladia     CTS     Cherry   Fonor     Merc
Czech Rep                   T'globe   Cherry   Ladia     CTS      NOR      SWE      UNI
Denmark                       LCI      Merc     SWE    T'globe    IDT     Cherry    NOR
Diego Garcia                T'globe    ATI      UCN     Primus   D'Net      UK      ACC
Djibouti                      NOR     Cherry   Ladia     CTS      IDT     Primus    UCN
Dominica                     Ladia    TotTel    UCN     Wiltel    ATI      CTS      Star
Dominican Rep                 ITC      MCI
Ecuador                       ATI     Cherry    FCom    Tresc     CTS     TotTel   Ladia
Egypt                        Cherry    UCN     Primus    Star    Wiltel    ATI     TotTel
El Salvador                  Tresc   T'globe    Star     ATI      IDT      FCom     UCN
Equatorial Guinea           Startec   Cherry    UCN      Star      UK    T'globe    ATI
Eritrea                       CTS      IDT     Primus    ATI      UCN      Star    Ladia
Estonia                       SWE      FCom    Cherry    NOR    T'globe   D'Net    Ladia
Ethiopia                      CTS     Cherry   Ladia     IDT      ATI     Primus  T'globe
Faeroe Islands                SWE      NOR     Cherry  Startec    FCom    Ladia      UK
Falkland Islands             Ladia     UCN    T'globe    Star   Startec    CTS     Primus
Fiji Islands                 Cherry     UK      UCN    T'globe    ATI     Primus    CTS
Finland                       SWE     D'Net    Cherry   Ladia     CTS      ACC      FCom
France                       Cherry   Sprint    LCI     Primus   Ladia     Star     CTS
France - Nice                Sprint    LCI     Cherry    UCN     Primus   Ladia     Star
France - Paris               Cherry    CTS     Sprint     UK      LCI      UCN     Primus
French Antilles              Tresc     Star    Ladia     UCN     Wiltel    IDT    Startec
French Guiana                Cherry    Star    Primus    ATI     Ladia   T'globe    IDT

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                3

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
French Polynesia           [*]      689     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Gabon                      [*]      241     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Gambia                     [*]      220     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Georgia                    [*]      995     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Germany                    [*]       49     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Germany - Frankfurt        [*]     49-69    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Ghana                      [*]      233     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Gibraltar                  [*]      350     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Greece                     [*]       30     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Greenland                  [*]      299     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Grenada                    [*]      1473    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guadeloupe                 [*]      590     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guam                       [*]      671     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guantanamo Bay             [*]      539     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guatemala                  [*]      502     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guinea                     [*]      224     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guinea-Bissau              [*]      245     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Guyana                     [*]      592     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Haiti                      [*]      509     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Honduras                   [*]      504     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Hong Kong (Peak)           [*]      852     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Hong Kong (Off Peak)       [*]      852     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Hungary                    [*]       36     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Iceland                    [*]      354     [*]   [*]   [*]   [*]   [*]   [*]   [*]
India                      [*]       91     [*]   [*]   [*]   [*]   [*]   [*]   [*]
India - Madras             [*]     91-44    [*]   [*]   [*]   [*]   [*]   [*]   [*]
India - New Dehli          [*]     91-11    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Indonesia                  [*]       62     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Inmarsal E Atl             [*]      871     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Inmarsal IND               [*]      872     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Inmarsal PAC               [*]      873     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Inmarsal W Atl             [*]      874     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Iran                       [*]       98     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Iraq                       [*]      964     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
French Polynesia             ATI      Ladia    FCom    Startec    ACC    T'globe    UCN
Gabon                      T'globe    Tresc   Cherry     UK       CTS      ATI    Wiltel
Gambia                      Cherry   T'globe  TotTel    Ladia    Star      IDT      ATI
Georgia                      PGE       UNI     Ladia     RTN    Cherry     UCN     Star
Germany                      PGE      FCom    Primus    Star      LCI    Cherry    Ladia
Germany - Frankfurt          PGE      FCom    Primus    Star      LCI    Cherry     CTS
Ghana                      T'globe     IDT    Cherry    Ladia    FCom      ATI      UCN
Gibraltar                   Cherry     UK       ACC    Startec   Ladia     ATI     FCom
Greece                      Cherry     PGE      DK       ACC    T'globe   Tresc    Ladia
Greenland                     UK       ACC      ATI     Ladia     UCN      CTS    Startec
Grenada                     Sprint    Ladia   Wiltel     ATI     Star    T'globe  Primus
Guadeloupe                  Tresc    Cherry   T'globe   FCom     Star     Ladia     IDT
Guam                         Star      PGE      ATI    Cherry     ACC      UCN      CTS
Guantanamo Bay                UK       CTS    T'globe  Cherry     ATI      ACC     Ladia
Guatemala                   Tresc    Cherry     ATI    Wiltel     IDT      ACC     Ladia
Guinea                      Cherry    Ladia     NOR     Star      ATI    Startec    UCN
Guinea-Bissau                Star      CTS    Primus    Ladia     UCN    TotTel     IDT
Guyana                     T'globe   Cherry     ATI      UCN     FCom    Wiltel     IDT
Haiti                       Cherry    Star      ATI    Wiltel   TotTel   T'globe   Tresc
Honduras                    Cherry    Tresc    FCom    T'globe  Primus   Startec  Sprint
Hong Kong (Peak)            Access     CTS      IDT      UCN     Ladia   Cherry     ATI
Hong Kong (Off Peak)        Call-C   Access     CTS      IDT      UCN     Ladia   Cherry
Hungary                      ACC     Cherry     LCI     Tresc    Star      NOR     Ladia
Iceland                      Star    Cherry     IDT      UCN     Ladia    FCom      CTS
India                       Telco    Primus   Wiltel     ATI    TotTel     IDT      UCN
India - Madras               IDT      Telco   Primus   Wiltel     ATI    TotTel     UCN
India - New Dehli            IDT      Star     Telco   Primus   Wiltel     ATI    TotTel
Indonesia                   Sprint    Star    Primus   Cherry     ATI     Ladia   T'globe
Inmarsal E Atl              Cherry     UK       SWE      ATI     Ladia     ACC     FCom
Inmarsal IND                  UK     Cherry     SWE      ATI     Ladia     ACC     FCom
Inmarsal PAC                Cherry     SWE      ATI      UK       ACC     Ladia    FCom
Inmarsal W Atl                UK     Cherry     SWE      ATI     Ladia     ACC     FCom
Iran                       T'globe   Startec  Cherry   Primus     UCN      UK      Star
Iraq                        Ladia    Primus     IDT      UCN    T'globe    NOR     FCom

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                4

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Ireland                    [*]      353     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Israel                     [*]      972     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Italy                      [*]       39     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Italy - Genoa              [*]     39-10    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Italy - Milan              [*]      39-2    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Italy - Turin              [*]     39-11    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Ivory Coast                [*]      225     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Jamaica                    [*]      1876    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Japan                      [*]       81     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Japan - Tokyo              [*]      81-3    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Jordan                     [*]      962     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Kazakahstan                [*]       73     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Kenya                      [*]      254     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Kiribati                   [*]      686     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Korea, North               [*]      850     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Korea, South               [*]       82     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Kuwait                     [*]      965     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Kyrgyzstan                 [*]     73312    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Laos                       [*]      856     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Latvia                     [*]      371     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Lebanon                    [*]      961     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Lesotho                    [*]      266     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Liberia                    [*]      231     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Libya                      [*]      218     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Liechtenstein              [*]      4175    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Lithuania                  [*]      370     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Luxembourg                 [*]      352     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Macau                      [*]      853     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Macedonia                  [*]      389     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Madagascar                 [*]      261     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Madeira (Portugal)         [*]     35191    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Malawi                     [*]      265     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Malaysia                   [*]       60     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Maldives                   [*]      960     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
Ireland                      Merc    Cherry    Ladia     CTS      ACC      UK       ATI
Israel                      TotTel    Ladia    Star    Primus     IDT     FCom    Cherry
Italy                        FCom     Star    Primus   Sprint     ACC     Ladia     IDT
Italy - Genoa               Cherry    FCom     Star    Primus   Sprint     ACC     Ladia
Italy - Milan                UNI     Cherry    FCom     Star    Primus   Sprint     ACC
Italy - Turin                UNI     Cherry    FCom     Star    Primus   Sprint     ACC
Ivory Coast                 Ladia      UK     Cherry     ATI      UCN     Tresc   Startec
Jamaica                     Ladia      UCN      ATI     Star    Primus    Fonor    ComT
Japan                       Telco      PGE    Primus     CTS      LCI      UCN      IDT
Japan - Tokyo               Telco      PGE      CTS    Primus     LCI      UCN     Star
Jordan                      Tresc    Cherry   Wiltel   Startec    UCN      ATI      IDT
Kazakahstan                T'globe     RTN     FCom    Startec    UCN     Ladia     ATI
Kenya                       Ladia     Star    Primus   Cherry     ATI    TotTel   Startec
Kiribati                    Cherry     ATI     Ladia     UCN      ACC      UK     T'globe
Korea, North                 ATI     Cherry   Wiltel     ACC     ComT     Telco     UCN
Korea, South                 PGE     Sprint   T'globe   Star      ACC      ATI     Ladia
Kuwait                      Cherry   Primus    FCom      UCN     Star      ATI    Wiltel
Kyrgyzstan                  Cherry    Ladia     UCN    T'globe   D'Net   TotTel   Primus
Laos                       T'globe     UK       PGE     Star    Cherry    FCom     Ladia
Latvia                       NOR      Merc      SWE      UNI      DK     T'Globe  Startec
Lebanon                     Cherry   Startec   Ladia     ATI    Primus    Star      UCN
Lesotho                     Q'Tel      UNI    T'globe   Ladia     UCN      CTS    Cherry
Liberia                     Cherry   T'globe  Wiltel   Primus    FCom      IDT     Star
Libya                      T'globe   Cherry     ATI      UCN      CTS     Ladia     UK
Liechtenstein                IDT     TotTel     NOR    Primus     ACC    Cherry    D'Net
Lithuania                    NOR       PGE      SWE      UNI    TGlobe     UCN      IDT
Luxembourg                   NOR      Ladia   T'globe    SWE    Cherry   Primus     UNI
Macau                      T'globe   Cherry     ATI      UCN    Primus    Ladia     UK
Macedonia                   Ladia     D'Net   Cherry   T'globe   FCom      UCN      UK
Madagascar                  Cherry    Ladia     UCN    T'globe    ATI      IDT      CTS
Madeira (Portugal)          Ladia      UK       SWE     FCom      ACC     Star
Malawi                       UNI      Ladia   T'globe    UCN     FCom    Wiltel    Star
Malaysia                     PGE       UCN    T'globe   Star     FCom    Primus     ATI
Maldives                   T'globe   Cherry    D'Net     ATI      NOR      UCN     Ladia

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                5

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Mali                       [*]      223     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Malta                      [*]      356     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mariana Island             [*]      670     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Marshall Islands           [*]      692     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Martinique                 [*]      596     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mauritania                 [*]      222     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mauritius                  [*]      230     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mayotte Island             [*]      269     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 1 (Off)             [*]      521     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 1 (Peak)            [*]      521     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 2 (Off)             [*]      522     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 2 (Peak)            [*]      522     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 3 (Off)             [*]      523     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 3 (Peak)            [*]      523     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 4 (Off)             [*]      524     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 4 (Peak)            [*]      524     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 5 (Off)             [*]      525     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 5 (Peak)            [*]      525     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 6 (Off)             [*]      526     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 6 (Peak)            [*]      526     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 7 (Off)             [*]      527     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 7 (Peak)            [*]      527     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 8 (Off)             [*]      528     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico 8 (Peak)            [*]      528     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mexico City                [*]      525     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Micronesia                 [*]      691     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Moldova                    [*]      373     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Monaco                     [*]      377     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mongolia                   [*]      976     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Montserrat                 [*]      1664    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Morocco                    [*]      212     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Mozambique                 [*]      258     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Myanmar                    [*]       95     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Namibia                    [*]      264     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
Mali                         IDT     Cherry     NOR      ATI     Ladia   Primus   T'globe
Malta                        NOR     Cherry   T'globe    CTS      UNI      UCN      UK
Mariana Island               Star    Cherry     CTS     D'Net   T'globe   FCom      ACC
Marshall Islands             ACC     Cherry   Primus   T'globe  Startec    ATI     Ladia
Martinique                 T'globe    Star     Ladia   Cherry   Wiltel     ATI      UK
Mauritania                   Star    Cherry    Ladia     ATI      UK       UCN      IDT
Mauritius                    UCN       ATI     D'Net     ACC    Cherry   Primus    Star
Mayotte Island              Cherry   T'globe    ATI      CTS     Ladia     UK       SWE
Mexico 1 (Off)               Star      ACC      CTS      IDT    Primus    Ladia    Telco
Mexico 1 (Peak)              Star      IDT    Primus    Telco    Ladia     UCN      ACC
Mexico 2 (Off)               Star      ACC      CTS      ATI     Ladia    Telco   Primus
Mexico 2 (Peak)              ACC      Star     Telco   Primus     UCN      IDT     Ladia
Mexico 3 (Off)               Star      ACC      ATI      CTS     Telco    Ladia     UCN
Mexico 3 (Peak)              ACC      Telco     UCN     Star    Primus    Ladia     CTS
Mexico 4 (Off)               Star      ACC      CTS      ATI     Ladia    Telco   Primus
Mexico 4 (Peak)             Telco    Primus    Star    Cherry     IDT      ACC      UCN
Mexico 5 (Off)               Star      ACC      ATI      CTS     Ladia   Cherry   T'globe
Mexico 5 (Peak)             Cherry     IDT     Telco    Star      CTS    Primus     UCN
Mexico 6 (Off)             Ameritel   Star    T'globe  Cherry     ATI      ACC      UCN
Mexico 6 (Peak)            Ameritel  Cherry     UCN     Telco     IDT     Star      ATI
Mexico 7 (Off)             Ameritel    CTS    T'globe    ATI     Star      UCN      ACC
Mexico 7 (Peak)            Ameritel    CTS      UCN    Cherry     IDT     Star     Telco
Mexico 8 (Off)             Ameritel  T'globe   Star      ATI      UCN      ACC     Telco
Mexico 8 (Peak)            Ameritel    UCN     Telco     ATI     Star      CTS    Cherry
Mexico City                Ameritel    UCN      IDT      PGE     ComT     Star      CTS
Micronesia                   NOR       ATI    Primus   Cherry    Star      UK       SWE
Moldova                      FCom     D'Net     PGE      SWE    Cherry     RTN      ATI
Monaco                       UNI       UK       PGE      CTS    Primus   Cherry    Merc
Mongolia                     ATI     Cherry     UCN      ACC     Ladia    Star    Primus
Montserrat                  Ladia    Wiltel     IDT     Star    T'globe    ATI      UK
Morocco                      UNI     T'globe   Merc    Cherry    Tresc     UCN      PGE
Mozambique                  Q'Tel      UNI    Cherry    Ladia     UCN      ACC    Primus
Myanmar                      IDT     Cherry    Ladia     ATI      UK       UCN    T'globe
Namibia                      UNI      Q'Tel   Startec    SWE      UK      Ladia     UCN

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                6

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Nauru                      [*]      674     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Nepal                      [*]      977     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Netherland Antilles        [*]      599     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Netherlands                [*]       31     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Netherlands - Amsterdam    [*]      31-2    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Nevis                      [*]    1809469   [*]   [*]   [*]   [*]   [*]   [*]   [*]
New Caledonia              [*]      687     [*]   [*]   [*]   [*]   [*]   [*]   [*]
New Zealand                [*]       64     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Nicaragua                  [*]      505     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Niger                      [*]      227     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Nigeria                    [*]      234     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Niue Island                [*]      683     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Norfolk Island             [*]      672     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Norway                     [*]       47     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Oman                       [*]      968     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Pakistan                   [*]       92     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Palau                      [*]      680     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Panama                     [*]      507     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Papua New Guinea           [*]      675     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Paraguay                   [*]      595     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Peru                       [*]       51     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Philippines                [*]       63     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Philippines - Manila       [*]     63-632   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Poland                     [*]       48     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Portugal                   [*]      351     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Puerto Rico                [*]      1787    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Qatar                      [*]      974     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Reunion Island             [*]      262     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Romania                    [*]       40     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Russia                     [*]       7      [*]   [*]   [*]   [*]   [*]   [*]   [*]
Russia - Moscow            [*]     7-095    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Russia - Moscow            [*]     7-096    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Russia - Moscow            [*]     7-097    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Russia - St. Petersburg    [*]     7-812    [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
Nauru                         NOR     Cherry    ATI       UK      UCN     Ladia     PGE
Nepal                       T'globe   Cherry    UCN      CTS     Ladia      UK      IDT
Netherland Antilles          Cherry    ATI     TotTel    CTS    T'globe    FCom   Startec
Netherlands                   IDT      LCI     Primus    NOR    Startec   Cherry   TotTel
Netherlands - Amsterdam       IDT      LCI     Primus    NOR    Startec   Cherry   TotTel
Nevis                        Ladia    Tresc     CTS      Star     FCom     IDT      ATI
New Caledonia                Cherry     UK    T'globe    UCN     Ladia     CTS      FCom
New Zealand                   LCI      CTS      Star   T'globe    PGE     Ladia    Primus
Nicaragua                    Tresc    Sprint    Star    Cherry    ATI     Primus    IDT
Niger                         UCN    T'globe   Cherry    CTS      NOR      IDT      ATI
Nigeria                      Primus   Ladia     Star     ATI      FCom   T'globe    IDT
Niue Island                 T'globe    NOR      UCN     Cherry    CTS       UK     Ladia
Norfolk Island               Cherry    ComT    Ladia     UCN     Fonor     CTS     Telco
Norway                        NOR      Star     LCI      SWE      ACC      FCom    Primus
Oman                          UCN     Cherry    Star     ATI       UK    T'globe   Sprint
Pakistan                      UCN      ATI     Ladia     Star   T'globe   Primus  Trescom
Palau                         ACC     Ladia     UCN      ATI      Star     CTS      PGE
Panama                       Cherry  T'globe    ATI      UCN     Primus    CTS     Ladia
Papua New Guinea               UK      ACC      CTS    T'globe    UCN     Cherry    ATI
Paraguay                    T'globe    ACC     Cherry   Fonor     ATI      CTS      ComT
Peru                          ATI     Sprint    Star    Primus   Cherry    UCN     Tresc
Philippines                   FCom    Primus    PGE     Cherry   Sprint  Startec   Ladia
Philippines - Manila         Cherry    Star     UCN      FCom    Primus   D'Net     PGE
Poland                      T'globe    Merc     FCOM    Primus   Cherry    NOR     Fonor
Portugal                     D'Net     Merc   T'globe   Ladia    Cherry  Startec     DK
Puerto Rico                  Tresc   T'globe    ACC      CTS      FCom    TotTel    UCN
Qatar                        Cherry   Ladia     UCN    T'globe    ATI     Primus     UK
Reunion Island              T'globe   Cherry   Ladia     IDT     Primus    ATI      UCN
Romania                     T'globe    CTS     Cherry    NOR      FCom    D'Net     UCN
Russia                        Merc    Cherry    UCN     TotTel    IDT      PGE     D'Net
Russia - Moscow               Merc     RTN     D'Net     PGE     Cherry    UCN     TotTel
Russia - Moscow               Merc     PGE     Cherry    UCN     TotTel    IDT     D'Net
Russia - Moscow               Merc     PGE     Cherry    UCN     TotTel    IDT     D'Net
Russia - St. Petersburg       Merc     RTN      PGE     Cherry    UCN     TotTel    IDT

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                7

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Russia - Overlay           [*]   7.50x-51x  [*]   [*]   [*]   [*]   [*]   [*]   [*]
Rwanda                     [*]      250     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Saipan                     [*]      670     [*]   [*]   [*]   [*]   [*]   [*]   [*]
San Marino                 [*]      378     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Sao Tome                   [*]      239     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Saudi Arabia               [*]      966     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Senegal                    [*]      221     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Seychelles Island          [*]      248     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Sierra Leone               [*]      232     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Singapore                  [*]       65     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Slovakia                   [*]      421     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Slovenia                   [*]      386     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Solomon Island             [*]      677     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Somali Dem Rep             [*]      252     [*]   [*]   [*]   [*]   [*]   [*]   [*]
South Africa               [*]       27     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Spain                      [*]       34     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Spain - Barcelona          [*]      34-3    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Spain - Madrid             [*]      34-1    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Sri Lanka                  [*]       94     [*]   [*]   [*]   [*]   [*]   [*]   [*]
St. Helen                  [*]      290     [*]   [*]   [*]   [*]   [*]   [*]   [*]
St. Kitts                  [*]     1869     [*]   [*]   [*]   [*]   [*]   [*]   [*]
St. Lucia                  [*]     1758     [*]   [*]   [*]   [*]   [*]   [*]   [*]
St. Pierre/Miq             [*]      508     [*]   [*]   [*]   [*]   [*]   [*]   [*]
St. Vincent/Gren           [*]     1784     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Sudan                      [*]      249     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Suriname                   [*]      597     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Swaziland                  [*]      268     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Sweden                     [*]       46     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Switzerland                [*]       41     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Syria                      [*]      963     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Taiwan                     [*]      886     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Taiwan - Taipei            [*]              [*]   [*]   [*]   [*]   [*]   [*]   [*]
Tajikistan                 [*]       7      [*]   [*]   [*]   [*]   [*]   [*]   [*]
Tanzania                   [*]      255     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                       RC1           RC2          RC3          RC4          RC5          RC6        RC7
- --------------------------  --------      -------      -------      -------      -------      -------    -------
Russia - Overlay             Merc         Cherry         UCN        TotTel         IDT         D'Net      Ladia
Rwanda                        CTS           NOR        Cherry         ATI          IDT        Primus      Ladia
Saipan                       Star           ACC        Sprint         PGE          ATI          UCN       Ladia
San Marino                   Star           UNI        Cherry        Ladia         ATI          UCN        UK
Sao Tome                      PGE         Cherry        Ladia       TotTel         UK          FCom      Primus
Saudi Arabia                  ATI          FCom         Star          IDT          UCN        Wiltel      Ladia
Senegal                     Cherry         Star        T'globe        CTS        Primus         ATI      Startec
Seychelles Island            Ladia        Cherry         ATI          UCN          UK         Primus     T'globe
Sierra Leone                 Ladia          ACC          ATI        Cherry        Star        Primus       IDT
Singapore                   TotTel        Primus        Ladia        Tresc       Wiltel       Startec      PGE
Slovakia                     Ladia        Cherry         CTS         FCom          ATI        Primus       IDT
Slovenia                     FCom          Ladia       Cherry        D'Net         IDT          SWE        NOR
Solomon Island                ATI         Cherry         PGE        T'globe        UK           UCN       Telco
Somali Dem Rep                NOR          FCom        Cherry         IDT         Star          UCN        ATI
South Africa                 Q'Tel         Star          UCN        Cherry        Ladia         PGE        UK
Spain                         ATI          Ladia       T'globe       FCom          UCN         Star        PGE
Spain - Barcelona             ATI          Ladia       T'globe       FCom          UCN         Star        PGE
Spain - Madrid                ATI          Ladia       T'globe      T'globe        CTS         FCom        UCN
Sri Lanka                   T'globe         UK         Primus       Cherry       TotTel       Wiltel       UCN
St. Helen                     NOR          Ladia         UCN        T'globe        ATI        Cherry       UK
St. Kitts                    Tresc         Ladia         ACC          IDT        Wiltel        ComT        CTS
St. Lucia                    Ladia        T'globe        CTS          ATI         Tresc       Wiltel       UK
St. Pierre/Miq              T'globe       Cherry        Ladia        Fonor       Primus         CTS        ACC
St. Vincent/Gren              ATI          Ladia       Wiltel        Tresc         IDT        Sprint      ComT
Sudan                       T'globe       Cherry        Ladia         UCN          CTS         Star      TotTel
Suriname                     Tresc        T'globe        ATI        Wiltel        Ladia        ComT      Cherry
Swaziland                   T'globe        Star        Cherry        Q'Tel         UNI         Ladia       CTS
Sweden                        SWE          FCom        Cherry       Primus         CTS         Ladia       PGE
Switzerland                   LCI           PGE        Primus       T'globe       Star        Cherry      Ladia
Syria                       T'globe         UNI        Cherry        Ladia         ATI          UCN        NOR
Taiwan                       Star           CTS        TotTel         ATI          PGE        Primus      FCom
Taiwan - Taipei              Star           CTS        TotTel         ATI          PGE        Primus      FCom
Tajikistan                    ATI         T'globe       Ladia        FCom        Primus       Cherry       UCN
Tanzania                    T'globe         ATI          IDT         Star         Telco         CTS      Wiltel

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                8

                       STANDARD Termination Costs - Ranking
                                      7/11/97

Mexico is by the vendors' definition of peak and off-peak

                                            Cost  Cost  Cost  Cost  Cost  Cost  Cost
Country                    Cost    Code     RC1   RC2   RC3   RC4   RC5   RC6   RC7
- -------------------------  ----  ---------  ----  ----  ----  ----  ----  ----  ----
Thailand                   [*]       66     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Togo                       [*]      228     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Tonga                      [*]      676     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Trinidad/Tob               [*]      1868    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Tunisia                    [*]      216     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Turkey                     [*]       90     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Turkmenistan               [*]       7      [*]   [*]   [*]   [*]   [*]   [*]   [*]
Turks/Caicos               [*]    1809941   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Tuvalu                     [*]      688     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Uganda                     [*]      256     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Ukraine                    [*]      380     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Union Island               [*]       1      [*]   [*]   [*]   [*]   [*]   [*]   [*]
United Arab Emirates       [*]      971     [*]   [*]   [*]   [*]   [*]   [*]   [*]
United Kingdom             [*]       44     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Uruguay                    [*]      598     [*]   [*]   [*]   [*]   [*]   [*]   [*]
US                         [*]       1      [*]   [*]   [*]   [*]   [*]   [*]   [*]
US - Alaska                [*]       1      [*]   [*]   [*]   [*]   [*]   [*]   [*]
US - Hawaii                [*]      1808    [*]   [*]   [*]   [*]   [*]   [*]   [*]
US Virgin Islands          [*]    1809690   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Uzbekistan                 [*]      7365    [*]   [*]   [*]   [*]   [*]   [*]   [*]
Vanuatu                    [*]      678     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Vatican City               [*]    3966982   [*]   [*]   [*]   [*]   [*]   [*]   [*]
Venezuela                  [*]       58     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Vietnam                    [*]       84     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Wallis & Futuna            [*]      681     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Western Samoa              [*]      685     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Yemen Rep of               [*]      967     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Yugoslavia (Serbia)        [*]      381     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Zaire                      [*]      243     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Zambia                     [*]      260     [*]   [*]   [*]   [*]   [*]   [*]   [*]
Zimbabwe                   [*]      263     [*]   [*]   [*]   [*]   [*]   [*]   [*]

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

Country                      RC1       RC2      RC3      RC4      RC5      RC6      RC7
- -------------------------  --------  -------  -------  -------  -------  -------  -------
Thailand                     Star      PGE     Ladia     ATI    Sprint   Primus     UCN
Togo                       T'globe    FCom    Cherry     UCN      ACC     Star    Startec
Tonga                       Primus   Cherry    Ladia     UK       UCN      ATI    T'globe
Trinidad/Tob                Ladia      ATI     Star      UK     Primus    Telco    ComT
Tunisia                     Cherry     CTS      UCN      NOR    TGlobe   Primus     IDT
Turkey                       Merc      UNI    Cherry    Ladia    Fonor   T'globe    UK
Turkmenistan                 UCN     Cherry     RTN     Ladia   T'globe    ATI      CTS
Turks/Caicos                Ladia      ATI    Wiltel    Star    T'globe   Tresc     IDT
Tuvalu                       CTS       ATI    Cherry     UCN      IDT     Ladia     UK
Uganda                      Cherry   Startec  T'globe    ATI      UCN     Star     Ladia
Ukraine                     D'Net     FCom      UNI    Cherry    Ladia   Startec    DK
Union Island                 ComT     Ladia    Star     FCom
United Arab Emirates         MCI     Cherry     ATI     Ladia   T'globe   FCom     Star
United Kingdom               UK        IDT    Cherry     CTS     Merc      LCI      ACC
Uruguay                     Cherry   T'globe    ACC    Primus   Sprint    Star      CTS
US                           ACC     T'globe    IDT     ComT    Startec
US - Alaska                  ACC     T'globe    IDT    Startec  Cherry     UK      ComT
US - Hawaii                  ACC     T'globe    IDT    Startec  Cherry     UK      FCom
US Virgin Islands            ACC      Tresc    FCom      CTS    TotTel     IDT    Cherry
Uzbekistan                   RTN       UCN     Ladia     ATI    Cherry   Primus   T'globe
Vanuatu                     Cherry   Primus    Star      UK      Ladia     ATI      UCN
Vatican City                 ATI     Cherry    Ladia    Tresc   Primus     UCN    TotTel
Venezuela                    FCom     Star    TotTel     ATI    T'globe  Cherry     IDT
Vietnam                     Cherry     NOR      ATI      UCN      IDT    Primus   Wiltel
Wallis & Futuna             Cherry    Ladia     ACC     Telco     ATI    Primus    ComT
Western Samoa               Cherry   Wiltel   Primus     IDT    T'globe   Tresc     UK
Yemen Rep of                Cherry   TotTel     IDT     FCom    Primus   Wiltel    Ladia
Yugoslavia (Serbia)          ATI     Cherry    Ladia   T'globe    NOR      UCN      SWE
Zaire                      T'globe     SWE     D'Net     ATI     Ladia   Cherry    FCom
Zambia                      Cherry   T'globe    ATI    TotTel     IDT    Wiltel     UCN
Zimbabwe                     UNI     Primus   Startec    ATI    T'globe   FCom    Cherry

- ------------
[*] Confidential Portions Omitted Where Indicated and Filed Separately With the
    Commission.

7/11/97                                9